SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 29, 1996


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
- --------                      -------                  ----------
(State or other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


         65 Locust Avenue, New Canaan, Connecticut 06840
        (Address of principal executive offices) (zip code)

                         (203) 972-1471
       (Registrant's telephone number, including area code)

Item 5.  Other Events
- ---------------------

     On July 29, 1996, Smith Corona Corporation ("Smith Corona") issued a press release announcing that it has received approval from the U.S. Bankruptcy Court to adjust the scheduled confirmation of its Plan of Reorganization from Sept. 9 to Oct. 7, 1996.

     In addition, on August 7, 1996, Smith Corona reported that it filed a notice of intent to terminate the company's defined benefit retirement plans for salaried and hourly U.S. employees with the Pension Benefit Guaranty Corporation.

     Smith Corona filed under Chapter 11 on July 5, 1995, and its
Disclosure Statement was approved on July 16, 1996.

     Copies of the press releases are attached hereto as exhibits
99.1 and 99.2, respectively, and incorporated herein by reference.

                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: August 13, 1996        SMITH CORONA CORPORATION



                              By: /S/ John A. Piontkowski
                                  John A. Piontkowski
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial
                                   Officer)

                              By: /s/ Martin D. Wilson
                                   Martin D. Wilson
                                   Vice President/Controller
                                   (Principal Accounting Officer)

                     INDEX TO EXHIBITS


Exhibit No.                                  Description
- -----------                                  -----------

  99.1                                      News Release
  99.2                                      News Release